UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 5, 2008

Senomyx, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-50791	33-0843840
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4767 Nexus Centre Drive San Diego, CA		92121
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (858) 646-8300

Not Applicable.

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.                  Other Events.

On November 5, 2008, the Company issued a press release announcing that the Company has been notified by the Flavor and Extract Manufacturers Association (FEMA) that its sucralose enhancer has been determined to be Generally Recognized As Safe (GRAS) under the provisions of the Federal Food, Drug and Cosmetic Act. The description of the press release set forth under this “Item 8.01. Other Events” is qualified in its entirety by reference to the press release, a copy of which is attached to this Current Report on Form 8-K as Exhibit 99.1 and incorporated herein by reference.

Item 9.01                     Financial Statements and Exhibits.

(d) Exhibits.

99.1                           Press release of Senomyx, Inc. dated November 5, 2008.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SENOMYX, INC.

	By:	/s/ DAVID B. BERGER
David B. Berger Vice President, General Counsel and Corporate Secretary
Date: November 5, 2008

INDEX TO EXHIBITS

99.1                           Press release of Senomyx, Inc. dated November 5, 2008.